MFS[RegTM] VARIABLE INSURANCE TRUST[SM]
                                                                      Prospectus
     MAY 1, 2000                                                   Initial Class

     MFS[RegTM] GROWTH WITH INCOME SERIES
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This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income (referred to as the Growth With Income Series).

The Securities and Exchange Commission has not approved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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TABLE OF CONTENTS
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I     Expense Summary ............................................    (1)

II    Risk Return Summary ........................................    (2)

      1. Growth With Income Series ...............................    (2)

III   Certain Investment Strategies and Risks ....................    (5)

IV    Management of the Series ...................................    (5)

V     Description of Shares ......................................    (6)

VI    Other Information ..........................................    (6)

VII   Financial Highlights .......................................    (7)

      Appendix A -- Investment Techniques and Practices ..........  (A-1)

     The trust offers shares of its 16 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One is described below.

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I    EXPENSE SUMMARY
---------------------

(>)  Expense Table

     This table describes the expense that you may pay when you hold initial class shares of the series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.


     Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                                      Growth
                                                                       With
                                                                      Income
                                                                      Series
                                                                    ----------
     Management Fee ...............................................    0.75%
     Other Expenses(1) ............................................    0.13%
                                                                       ----
     Total Annual Series Operating Expenses .......................    0.88%
      Expense Reimbursement .......................................    N/A
                                                                       ----
      Net Expenses(1) .............................................    0.88%

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     (1) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" does not take into account the expense reductions, and is therefore higher than the actual expenses of the series. Had this fee reduction been taken into account, "Net Expenses" would be lower for the series and would equal 0.87% for Growth with Income Series.

(>)  Example of Expenses--Initial Class

     This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. This example - does not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     The example assumes that:

       o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

       o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

       o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

       Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                        Period
                                        ----------------------------------------
      Series                             1 Year   3 Years   5 Years   10 Years
     ---------------------------------------------------------------------------
      Growth With Income Series           $90      $281      $488      $1,084

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II   RISK RETURN SUMMARY
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     1: Growth With Income Series
     ...........................................................................

(>)  Investment Objective

     The series' investment objective is to provide reasonable current income and long-term growth of capital and income. The series' objective may be changed without shareholder approval.

(>)  Principal Investment Policies

     The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

(>)  Principal Risks of an Investment

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

     The principal risks of investing in the series are:

     o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

     o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         >  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>)  Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

     Bar Chart

     The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[Bar chart]

1996             24.46%
1997             29.78%
1998             22.32%
1999              6.69%

[End bar chart]

      During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (10.95)% (for the calendar quarter ended September 30, 1998).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.


     Average Annual Total Returns as of December 31, 1999
     ...........................................................................

                                                            1 Year        Life*
     Growth With Income Series--Initial Class                6.69%       21.12%
     Standard & Poor's 500 Composite Index **++             21.04%       26.39%

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     * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 1999. Index returns are from October 1, 1995.
     ++ Source: Standard & Poor's Micropal, Inc.
     ** The Standard & Poor's 500 Composite Index is a broad-based, unmanaged but commonly used measure of common stock total return performance. It is comprised of 500 widely held comon stocks listed on the NYSE, AMEX and OTC market. The investment return and principal value of stocks fluctuate with changes in market conditions. It is not possible to invest directly in an index.

(>)  Portfolio Manager

     John D. Laupheimer, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1981. Mr. Laupheimer has been the series' portfolio manager since its inception. Mitchell D. Dynan, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1986. Mr. Dynan has been the series' portfolio manager since May 1, 1999.

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III  CERTAIN INVESTMENT STRATEGIES AND RISKS
---------------------------------------------

(>)  Further Information on Investment Strategies and Risks

     The series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

(>)  Temporary Defensive Policies

     The series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. The series defensive investment position may not be effective in protecting its value.

(>)  Active or Frequent Trading

     The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

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IV   MANAGEMENT OF THE SERIES
------------------------------

(>)  Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $136.7 billion as of December 31, 1999. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

     MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

(>)  Administrator

     MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the series for a portion of the costs it incurs in providing these services.

(>)  Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

(>)  Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the series, for which it receives compensation from the series.

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V    DESCRIPTION OF SHARES
---------------------------

     The trust offers two classes of shares--initial class shares and service class shares. Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

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VI   OTHER INFORMATION
-----------------------

(>)  Pricing of Series' Shares

     The price of the series' shares is based on its net asset value. The net asset value of the series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by the series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

(>)  Distributions

     The series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

(>)  Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. The series of the Trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and which the series intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, the series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract to understand the federal tax treatment of your investment.


(>)  Right to Reject or Restrict Purchase and Exchange Orders

     Purchases and exchanges should be made for investment purposes only. The series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

(>)  Excessive Trading Practices

     The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

(>)  In-kind distributions

     The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The series do not expect to make in-kind distributions.

(>)  Unique Nature of Series

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

(>)  Potential Conflicts

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

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VII  FINANCIAL HIGHLIGHTS
--------------------------

     The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

     1. Growth With Income Series--Initial Class
     ...........................................................................

                                                                              Year Ended December 31,              Period Ended
                                                                 ------------------------------------------------  December 31,
                                                                    1999        1998         1997        1996          1995*
     ------------------------------------------------------------------------------------------------------------------------------
     Per share data (for a share outstanding throughout
      each period):
     Net asset value -- beginning of period ...................    $  20.11     $  16.44     $ 12.98      $10.61       $10.00
                                                                   --------     --------     -------      ------       ------
     Income from investment operations# --
      Net investment income[sec] ..............................    $   0.12     $   0.13     $  0.16      $ 0.18       $ 0.05
      Net realized and unrealized gain on investments and
       foreign currency .......................................        1.22         3.54        3.70        2.42         0.61
                                                                   --------     --------     -------      ------       ------
        Total from investment operations ......................    $   1.34     $   3.67     $  3.86      $ 2.60       $ 0.66
                                                                   --------     --------     -------      ------       ------
     Less distributions declared to shareholders --
      From net investment income ..............................    $  (0.06)    $     --     $ (0.07)     $(0.09)       (0.05)
      From net realized gain on investments and foreign
       currency transactions ..................................       (0.08)          --       (0.29)      (0.13)          --
      In excess of net realized gain on investments and
       foreign currency transactions ..........................          --           --       (0.04)      (0.01)          --
                                                                   --------     --------     -------      ------       ------
        Total distributions declared to shareholders ..........    $  (0.14)    $     --     $ (0.40)     $(0.23)      $(0.05)
                                                                   --------     --------     -------      ------       ------
     Net asset value -- end of period .........................    $  21.31     $  20.11     $ 16.44      $12.98       $10.61
                                                                   --------     --------     -------      ------       ------
     Total return .............................................        6.69%       22.32%      29.78%      24.46%        6.64%++
     Ratios (to average net assets)/Supplemental data[sec]:
      Expenses## ..............................................        0.88%        0.95%       1.00%       1.01%        1.00%+
      Net investment income ...................................        0.56%        0.73%       0.93%       1.52%        2.20%+
     Portfolio turnover .......................................          72%          57%         42%         41%           2%
     Net assets at end of period (000 omitted) ................    $390,762     $244,310     $58,045      $9,174       $  365

     [sec] Prior to October 2, 1998, subject to reimbursement by the Series, MFS voluntarily agreed under a temporary expense reimbursement agreement to pay all the Series' operating expenses, exclusive of management fee. In consideration, the
           Series paid MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss) .............................          --        $0.14     $  0.13      $ 0.05       $(0.41)
     Ratios (to average net assets):
       Expenses## .............................................          --         0.88%       1.10%       2.07%       21.44%+
       Net investment income (loss) ...........................          --         0.80%       0.82%       0.46%      (18.24)%+

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     * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
     +  Annualized.
     ++ Not annualized.
     # Per share data are based on average shares outstanding. ## Ratios do not reflect expense reductions from certain expense offset arrangements.

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Appendix A                                           Emerging With Income Series
----------                                           ---------------------------

(>)  Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Growth With Income Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     Symbols           X permitted           -- not permitted
--------------------------------------------------------------
     Debt Securities
      Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                           --
       Corporate Asset-Backed Securities                   --
       Mortgage Pass-Through Securities                    --
       Stripped Mortgage-Backed Securities                 --
      Corporate Securities                                  X
      Loans and Other Direct Indebtedness                  --
      Lower Rated Bonds                                    --
      Municipal Bonds                                      --
      Speculative Bonds                                    --
      U.S. Government Securities                           --
      Variable and Floating Rate Obligations                X
      Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                X
     Equity Securities                                      X
     Foreign Securities Exposure
      Brady Bonds                                          --
      Depositary Receipts                                   X
      Dollar-Denominated Foreign Debt Securities           --
      Emerging Markets                                      X
      Foreign Securities                                    X
     Forward Contracts                                      X
     Futures Contracts                                      X
     Indexed Securities/Structured Products                --
     Inverse Floating Rate Obligations                     --
     Investment in Other Investment Companies
      Open-End                                              X
      Closed-End                                            X
     Lending of Portfolio Securities                        X
     Leveraging Transactions
      Bank Borrowings                                      --*
      Mortgage "Dollar-Roll" Transactions                  --*
      Reverse Repurchase Agreements                        --*
     Options
      Options on Foreign Currencies                        --
      Options on Futures Contracts                         --
      Options on Securities                                --
      Options on Stock Indices                             --
      Reset Options                                        --
      "Yield Curve" Options                                --
     Repurchase Agreements                                  X
     Restricted Securities                                  X
     Short Sales                                           --
     Short Sales Against the Box                            X
     Short Term Instruments                                 X
     Swaps and Related Derivative Instruments              --
     Temporary Borrowings                                   X
     Temporary Defensive Positions                          X
     Warrants                                               X
     "When-Issued" Securities                               X

    *May be changed only with shareholder approval.

     MFS[RegTM] VARIABLE INSURANCE TRUST[RegSM]

     If you want more information about the trust and its series, the following documents are available free upon request:

     Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

     Statement of Additional Information (SAI). The SAI, dated May 1, 2000, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

     You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

          MFS Service Center, Inc.
          2 Avenue de Lafayette
          Boston, MA 02111-1738
          Telephone: 1-800-343-2829, ext. 3500
          Internet: http://www.mfs.com

     Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C., 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


     The trust's Investment Company Act file number is 811-8326















                                                   MSG 11/98 224M 90/290/390/890